UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2021
PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2021, PayPal Holdings, Inc. (the “Company”) announced that Louise Pentland, Executive Vice President, Chief Business Affairs and Legal Officer, will be stepping down from her current role and will no longer be classified as a Section 16 officer or executive officer of the Company, effective as of December 31, 2021. The Company and Ms. Pentland entered into a separation agreement on November 10, 2021, which, in exchange for a release of claims and other valuable consideration, provides for payment of severance benefits following Ms. Pentland’s intended separation date of July 31, 2022 that are consistent with a Qualifying Termination under the PayPal Holdings, Inc. Executive Change in Control and Severance Plan, as amended and restated (the “Plan”), previously filed with the Securities and Exchange Commission as Exhibit 10.02 to the Company’s Form 10-Q on November 9, 2021. Such benefits will principally include: a cash payment of $2,531,250, representing 1.5x of Ms. Pentland’s base salary and target incentive amount; a prorated annual bonus for the number of full months Ms. Pentland was employed with the Company during the 2022 performance period, paid out based on actual company performance for the full performance period and individual performance at target; accelerated vesting of time-based restricted stock units (RSUs) that would otherwise have vested in the year following Ms. Pentland’s separation date; vesting of performance-based RSUs (PBRSUs) granted in 2020, based solely on the achievement of company performance for the full performance period, in accordance with the terms of the applicable award; Consolidated Omnibus Budget Reconciliation Act (COBRA) continuation of coverage premiums for 12 months; and subject to Ms. Pentland’s execution of required attestations and complying with the restrictive covenants set forth in the Plan, vesting of any remaining RSUs and PBRSUs, in accordance with the terms of the applicable award and medical premium payments at COBRA rates for the time period under which Ms. Pentland is under restrictive covenant obligations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: November 15, 2021	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary